biorestorative therapies



BioRestorative Therapies: A Stem Cell Biotechnology Company

May 2014 • OTC/BB: BRTX • biorestorative.com

biorestorative therapies

Forward-Looking Statements

This presentation contains "forward-looking statements" within the meaning of the federal securities laws, including statements concerning the ability of BioRestorative Therapies, Inc. (the "Company") to develop its adult stem cell business, the future of regenerative medicine and the role of adult stem cells in that future, and the potential revenue growth of the Company's business. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following: (1) the Company's limited operating history, lack of significant revenues, substantial losses since inception, and substantial working capital deficiency and stockholders' deficiency, (2) the Company's ability to obtain sufficient financing to satisfy its debt obligations and funds its operations, (3) the ability of the Company to obtain reimbursement for its therapies from private and governmental insurers, (4) the Company's ability to build management, human resources and infrastructure necessary to support the growth of its business, (5) competitive factors beyond the Company's control, (6) scientific and medical developments beyond the Company's control, (7) the Company's ability to comply with applicable federal, state, local, and international governmental requirements, (8) the Company's ability to protect its proprietary rights both within and outside the United States, and (9) other factors discussed in the Company's periodic documents filed with the Securities and Exchange Commission (which are available for review at www.sec.gov). Given these uncertainties, you are cautioned not to place undue reliance on such forward-looking statements. We assume no obligation to update these forward-looking statements to reflect actual results or changes in factors or assumptions affecting such forward-looking statements.

biorestorative therapies

Corporate Overview

Second-Generation Stem Cell Regenerative Medicine Company

BioRestorative Therapies ("BRT") is a life sciences company focused on adult stem cell-based cellular therapies for various personal medical applications. BRT develops products and medical procedures using cell and tissue protocols.

LEAD THERAPEUTIC PROGRAM

– **brtxDISC™** Treatment for Bulging and Protruding Disc Disease

METABOLIC PLATFORM PROGRAM

– **ThermoStem®** Pre-clinical treatment for Type 2 Diabetes and Obesity

biorestorative therapies

Lead Therapeutic Program

brt disc[x]



brtxDISC™ Overview

brtxDISC™ (Disc Implanted Stem Cells) Program

- Non-surgical autologous stem cell treatment for bulging and protruding disc disease
- Outpatient procedure performed in a physician's office is intended for patients who have failed all non-surgical disc treatments and face surgery
- Addresses unmet medical need between non-invasive and surgical procedures, representing a large market opportunity
- *Estimated 1 million patients per year in the U.S. require back surgery for bulging/protruding disc disease*
- ~38 patients have been treated in the U.S. using this procedure
- Company performing retrospective safety study for FDA submission
- Program is expected to initiate Clinical Trials in 2015

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brtxDISC™ Target Markets


Other
Degenerative Disc Disease
Stenosis
Protruding, Bulging Disc Disease

biorestorative therapies

brtxDISC™ Market Size & Costs

Procedure	Annual Incidence (U.S.)	Surgical Cost	brtxDISC™ (Estimated Cost)	Savings Per Patient
Spinal Fusion	300,000	$75-100K	$18K	$57-82K
Disc Replacement	200,000	$35-50K	$18K	$17-32K
Discectomy	200,000	$20-50K	$18K	$2-32K

Surgical procedures are typically followed by additional rehabilitation and related costs that may equal or exceed the current cost of the surgery

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Essential Proprietary Procedure

Cell Culturing

- Utilizes patient's own stem cells to repair damaged tissue
- Disc procedure requires the selection of mesenchymal stem cells that can survive in low oxygen (hypoxic) and avascular (lack of blood supply) environment

Therapeutic Delivery Device

- Essential to the success of the treatment
- Enables physician to deliver cells at precise location within damaged disc

brtxDISC™ Cell Delivery Device


brtx
DISC™

Delivery Device Animation

brtx disc

Short Physician Learning Curve

Certain physicians already trained and skilled in performing disc injections

5 Groups

Physiatrists

Pain Management Physicians

Interventional Radiologists

Orthopedic Spine Physicians

Neurosurgeons

brtxDISC™ Process Overview



1
Physician purchases collection/delivery device kit
2
Physician collects patient cell sample
3
Physician sends patient's cells for lab culturing to BRT
10-14 DAYS
4
BRT sends therapeutic cells/dose back to physician
5
Patient receives cells via brtxDISC™ Delivery Device in physician's office
brt discx

brtxDISC™ MRI Results

- **42 y/o Male:** Annular tear at L5-S1 noted on 2003 MRI and radiculopathy diagnosed. 2007 MRI showed a mild L5-S1 disc bulge.
- **Treated in Physician's Office:** 5-month follow-up MRI showed complete resolution of the L5-S1 disc bulge on both sagittal and axial slices with some concurrent advancement of mild DDD.



MRI Before Treatment



MRI 5 Months After Treatment

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brtxDISC™ Clinical Trial PI's

- **Gregory E. Lutz, M.D**
  - Physiatrist-in-Chief Emeritus for Hospital for Special Surgery (HSS) and is a member of the Board of Trustees
  - Regenerative Medicine clinical trial experience
  - Spine Device Company, principal
  - Associate Professor of Clinical Rehabilitation Medicine, Weill Medical College of Cornell
  - Consulting physician to the National Hockey League Players' Assoc.
- **Wayne Olan, M.D**
  - Director of Interventional and Endovascular Neurosurgery
  - Associate Professor at The George Washington University School of Medicine & Health Sciences
  - Published extensively on minimally invasive spinal interventions
  - Experience in medical devices for the spine

brtxDISC™ Clinical Trial

- Safety and Preliminary Efficacy Study of Hypoxic Cultured Mesenchymal Stem Cells in Subjects with Lumbar Back Pain
- Phase 2 – Prospective, Controlled, Randomized, Double Blind Clinical Trial
- 100 Patients – Multicenter; 24-36 Month Study
- Cost -- ~$35,000/patient
- Primary Endpoints – Safety

  -- Physical Examinations

  –Clinical Lab Tests
- Secondary Endpoints – Efficacy of Single injection of low dose (10 million) and high dose (20 million) autologous MSCs

  –MRI Changes

  –Pain VAS Score

  –ODI Changes
- Patients will be monitored every 3 months with full follow-up
- Interim results will be available & reported 6 months post injection

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brtxDISC™ Near Term Goals

- Finalize retrospective safety study of treated patients; submit results for publication (3Q 2014)
- Complete FDA-related work pertaining to the therapeutic delivery device (3Q 2014)
- Hold pre-trial meeting with FDA (4Q 2014)
- Finalize trial preparation and file IND/IDE with FDA (1Q 2015)
- Initiate Clinical Trials (2015)

Brown Fat - Metabolic Program


det HV mag spot HFW WD 2/15/2013 5 µm
15.00 kV 8 000 x 3.0 18.6 µm 10.4 mm 3:24:48 PM Diff 1

Magnification of brown adipose derived stem cells cultured and differentiated into brown adipocytes on porous extracellular matrix scaffolds

ThermoStem® Program (Brown Fat Stem Cells)

Potential Treatments for Type 2 Diabetes and Obesity

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ThermoStem – Brown Fat Program

"One of the most powerful organs in the body….Since it consumes both glucose and fatty acids, it is possible we could utilize brown fat to treat obesity and metabolic dysfunction seen in diabetes and hyperlipidemia."

- Aaron M. Cypress, M.D., Ph.D., Joslin Diabetes Center and Harvard Medical School

- **Potential Pharma Product** – allogeneic "off the shelf" product using brown fat stem cells to treat type 2 diabetes and obesity
- Infants have a larger population of brown fat that is responsible for generating body heat and creating metabolic homeostasis
- BRT has identified a stem cell population isolated from brown adipose depots in humans
- Developing a novel cellular therapy that transplants brown fat stem cells into large white fat areas using a biodegradable biological scaffold method for cell delivery



Pfizer – BRT Collaboration

- BRT and Pfizer will jointly conduct a study entitled "*Development and Validation of a Human Brown Adipose Cell Model*"
- Further characterize the identity and metabolic function of these cell lines
- Advances Each Company's Programs

ThermoStem® Scaffold

Brown Fat Cells Implanted in a Biological Scaffold



Cell delivery method incorporates subcutaneous implant of decellularized scaffold containing brown fat

Publication in STEM CELLS


Volume 32, Number 2, February 2014

STEM CELLS®

The International Journal of Cell Differentiation and Proliferation

Inside This Issue — See Complete Table of Contents Inside

AlphaMed Press
WILEY-BLACKWELL
www.StemCells.com

Preclinical – Glucose/Weight



Basal Blood Glucose Levels
A
Glucose (mg/dl)
0
100
200
300
400
500
600
1 2 3 4 5 6 7 8 9 10 11 12 13
Weeks after transplantation
Control
BADSC
Body Weight
B
Body weight (g)
0
5
10
15
20
25
30
35
40
1 2 3 4 5 6 7 8 9 10 11 12 13
Weeks after transplant
Control
BADSC

Fig. 7. (A) Glucose levels of mice transplanted with BADSC/scaffolds and controls. (B) Weights of mice transplanted with BADSC/scaffolds and controls.

biorestorative therapies

Preclinical – Trig/Chol Levels



300
250
200
150
100
50
0
Trig – ctrl mg/dL
Trig – tx mg/dL
Chol – ctrl mg/dL
Chol – tx mg/dL
Baseline
1Mth
2Mth
3Mth
4Mth

	Baseline	1Mth	2Mth	3Mth	4Mth
Trig – ctrl mg/dL	115±16	147±13	159±21	165±14	188±16
Trig – tx mg/dL	120±14	142±15	131±19	113±11	**114±10**
Chol – ctrl mg/dL	136±16	151±15	188±26	224±34	251±22
Chol – tx mg/dL	125±12	130±14	136±24	126±19	**130±15**

biorestorative therapies

Highlights of Brown Fat Program

- Treatment design is an allogeneic cell based therapy – faster to market with limited competition
- Well conceived delivery method – subcutaneous injection of a biodegradable, biological scaffold to allow brown fat tissue to remain where transplanted and to continue increasing in volume
- Fat (brown) in Fat (white) procedure – homologous transplant – potential commencement of human trials within 2.5 years -- very safe and faster regulatory approval process
- PFIZER'S CVMED Program utilizing BRT's extensive brown fat cell and tissue library
- BRT receives funding and research support from Pfizer

In Summary

- Spinal disc program is poised to enter Clinical Trials
  - IRB approval secured
  - Retrospective human safety/feasibility study underway
- Proprietary therapeutic disc delivery device offers additional opportunities for value creation
- Metabolic Platform (Brown Fat) Program addresses large markets
  - Developing cellular treatment for type 2 diabetes and obesity
- ThermoStem® Program collaboration with Pfizer
- Strong expertise in cellular biology/experienced stem cell company and public management

biorestorative therapies

biorestorative therapies



Thank You

May 2014 • OTC/BB: BRTX • biorestorative.com

biorestorative therapies